Filed Pursuant to Rule 497(c)
1933 Act File No. 033-37426
1940 Act File No. 811-06194

STATEMENT OF ADDITIONAL INFORMATION
APRIL 30, 2015

UTC NORTH AMERICAN FUND, INC.

UTC North American Fund – (Ticker Symbol: UTCNX)

This Statement of Additional Information is not a prospectus and should be read in conjunction with the prospectus of the UTC North American Fund dated April 30, 2015.  Requests for copies of the prospectus should be made in writing to the below address or by calling the telephone number below.

The financial statements are incorporated by reference from the Annual Report dated December 31, 2014 (File Nos. 33-37426 and 811-6194), as filed with the Securities and Exchange Commission (“SEC”) on March 11, 2015.  Shareholders may obtain a copy of the Annual Report, without charge, by calling 1-800-368-3322 (U.S. residents) or 1-868-624-8648 (non-U.S. residents).

UTC NORTH AMERICAN FUND
c/o U.S. Bancorp Fund Services, LLC
615 E. Michigan Street, Third Floor
Milwaukee, WI  53202
1-800-368-3322

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UTC NORTH AMERICAN FUND

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GENERAL INFORMATION AND HISTORY

UTC North American Fund, Inc. (the “Company” or “Fund”) is an open-end, diversified, management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”).  The Company is a Maryland corporation, incorporated on October 24, 1990.  Prior to January 1, 2009, the Fund’s name was The Chaconia Income and Growth Fund, Inc.  The Company currently consists of two series:  UTC North American Fund (formerly known as the Chaconia Income & Growth Fund) (the “Fund”) and the Chaconia ACS Fund.  (The Chaconia ACS Fund has not yet commenced operations.)

Description of Shares, Voting Rights and Liabilities

The Company’s capital stock consists of a single class of common stock, which is divisible into an unlimited number of series or classes.  Each Fund of the Company represents a separate series of common stock.  The authorized capital stock consists of 10,000,000 shares of common stock, of which 8,000,000 are allocated to the Fund and 2,000,000 are allocated to the Chaconia ACS Fund.  The Company’s Board of Directors is authorized to divide the unissued shares into one or more additional classes of common stock (which may be referred to as portfolios, funds or series), each class representing a separate, additional Company portfolio, and to fix the number of shares in any such class or series.

Shares of all classes will have identical voting rights, except where by law, certain matters must be approved by a majority of the shares of the affected class.  Each share of any class of shares when issued has equal dividend, liquidation and voting rights within the class for which it was issued and each fractional share has those rights in proportion to the percentage that the fractional share represents of a whole share.  Shares will be voted in the aggregate.

There are no conversion or preemptive rights in connection with any shares of the Fund.  All shares, when issued in accordance with the terms of the offering, will be fully paid and nonassessable.  Shares will be redeemed at net asset value, at the option of the shareholder.

The shares have noncumulative voting rights, which means that the holders of more than 50% of the shares can elect 100% of the directors if the holders choose to do so, and, in that event, the holders of the remaining shares will not be able to elect any person or persons to the Board of Directors.  The Company does not usually issue certificates evidencing the Fund’s shares.

The Company is not required to hold annual meetings of shareholders.  Special meetings of shareholders will be held for the consideration of proposals requiring shareholder approval by law, such as changing fundamental investment policies or upon the written request of 25% of the Company’s outstanding shares.  The directors will promptly call a meeting of shareholders to consider the removal of a director or directors when requested to do so by the holders of not less than 10% of the outstanding shares.  Such shareholders will receive communication assistance in connection with having such a meeting.  At any meeting of shareholders duly called and at which a quorum is present, the shareholders may, by the affirmative vote of the holders of at least two-thirds of the votes entitled to be cast thereon, remove any director or directors from office, with or without cause, and may elect a successor or successors to fill any resulting vacancies for the unexpired term of the removed director.

Shareholder Approval

Other than the election of directors, which is by plurality, any matter for which shareholder approval is required by (1) the Maryland General Corporation Law, requires the affirmative vote of at least a majority of all votes cast at a meeting at which a quorum is present and (2) the 1940 Act, requires the affirmative vote of at least a “majority” (as defined by the 1940 Act) of the outstanding voting securities of the Company entitled to vote at a meeting called for the purpose of considering such approval.

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Pursuant to the Company’s Articles of Incorporation, the presence in person or by proxy of the holders of one-third of the outstanding voting securities entitled to vote at a meeting of shareholders constitutes a quorum for the transaction of any business at all meetings of the shareholders except as otherwise provided by law or in the Articles of Incorporation.  The 1940 Act defines a majority as the lesser of (1) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are present in person or by proxy or (2) more than 50% of the outstanding shares.

INVESTMENT RESTRICTIONS

The Fund has adopted the following investment restrictions, which are matters of fundamental policy.  The Fund’s fundamental investment policies cannot be changed without approval of the holders of the lesser of: (i) 67% of the Fund’s shares present or represented at a shareholders’ meeting at which the holders of more than 50% of such shares are present or represented; or (ii) more than 50% of the outstanding shares of the Fund.

The Fund may not:

1.  Issue senior securities, except as permitted under the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time; and borrow money, except as permitted under the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.  (The 1940 Act currently permits the Fund to issue senior securities so long as it maintains continuous asset coverage of at least 300% of the aggregate value of all of the Fund’s senior securities transactions, and it permits the Fund to borrow money so long as it maintains continuous asset coverage of at least 300% of all amounts borrowed.)

2.  Purchase or sell commodities, except as permitted by the 1940 Act, as amended, and as interpreted or modified by the regulatory authority having jurisdiction, from time to time.

3.  Make loans except as permitted under the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

4.  Act as underwriter, except to the extent the Fund may be deemed to be an underwriter in connection with the sale of securities in its investment portfolios.

5.  Invest 25% or more of its total assets at the time of purchase in any securities of issuers in one industry.  U.S. government securities are excluded from this restriction.

The Fund observes the following restrictions as a matter of operating policy but not fundamental policy, pursuant to positions taken by federal and state regulatory authorities:

The Fund may not:

1.  Purchase securities on margin.  However, the Fund may obtain such short-term credits as may be necessary for the clearance of transactions and may make margin payments in connection with transactions in futures and options and other derivative instruments, and the Fund may borrow money to the extent and in the manner permitted by the 1940 Act, as provided in fundamental investment restriction No. 1 above.

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2.  Sell securities short or write put and call options, except that the Fund may purchase and sell derivative instruments as described in this SAI.

3.  Pledge, mortgage, hypothecate or otherwise encumber any of its assets, except to secure permitted borrowing and then in amounts not greater than the lesser of the dollar amounts borrowed or 33 1/3% of the value of the Fund’s total assets at the time of such borrowing.

4.  Make investments for the purpose of exercising control or management of any company.

5.  Hold more than 15% of its net assets in illiquid securities.  If the value of the Fund’s illiquid securities exceeds 15% of the value of the net assets of the Fund, the excess must be sold as soon as practicable.

6.  Purchase any security if as a result the Fund would then hold more than 10% of any class of securities of an issuer (taking all common stock issues as a single class, all preferred stock issues as a single class, and all debt issues as a single class) or more than 10% of the outstanding voting securities of an issuer.

7.  Invest in securities of any issuer if, to the knowledge of the Fund, any officer or director of the Fund or its investment manager owns more than 1/2 of 1% of the outstanding securities of such issuer, and such directors who own more than 1/2 of 1% own in the aggregate more than 5% of the outstanding securities of such issuer.

8.  Invest more than 5% of the value of its net assets in warrants (included, in that amount, but not to exceed 2% of the value of the Fund’s net assets, may be warrants which are not listed on the New York or American Stock Exchange).

9.  Invest in any security if as a result the Fund would have more than 5% of its total assets invested in securities of companies that together with any predecessor have been in continuous operation for fewer than three years.

10.  Invest in real estate, real estate limited partnerships, or oil, gas and other mineral leases.

As a general rule, the percentage limitations referred to in these restrictions apply only at the time of investment other than with respect to the Fund’s borrowing of money and investments in illiquid securities.  A later increase or decrease in a percentage that results from a change in value in the portfolio securities held by the Fund will not be considered a violation of such limitation, and the Fund will not necessarily have to sell a portfolio security or adjust its holdings in order to comply.

INVESTMENT CONSIDERATIONS

The Fund is an open-end, diversified, management investment company.  As a diversified investment company, the Fund will not violate any of the above investment restrictions and will meet the requirement that: (a) as to 75% of its total assets, it will not invest more than 5% of its total assets in the securities of any one issuer, and (b) it will not invest more than 25% of its total assets in any one industry.  As detailed in the Prospectus, the Fund’s investment objective is to produce high current income and capital appreciation.  The Fund’s investment objectives are fundamental objectives and therefore may not be changed without the approval of shareholders.

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The following paragraphs provide a more detailed description of the investment policies and risks of the Fund than identified in the Fund’s Prospectus.  Unless otherwise noted, the policies described in this SAI are not fundamental and may be changed by the Company’s Board of Directors.

Common and Preferred Stock

Common stocks are units of ownership of a corporation.  Preferred stocks are stocks that often pay dividends at a specific rate and have a preference over common stocks in dividend payments and liquidation of assets.  Some preferred stocks may be convertible into common stock.  Convertible securities are securities that may be converted into or exchanged for a specified amount of common stock of the same or different issuer within a particular period of time at a specified price or formula.

As a general rule the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value.  Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a senior debt security with similar stated yield characteristics.  Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors.  Preferred stock also may be subject to optional or mandatory redemption provisions.

              Convertible securities are senior to common stocks in an issuer’s capital structure, but are usually subordinated to similar non-convertible securities.  While providing a fixed-income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar nonconvertible security), a convertible security also gives an investor the opportunity, through its conversion feature, to participate in the capital appreciation of the issuing company depending upon a market price advance in the convertible security’s underlying common stock.

Foreign Equities

The Fund’s investments in the securities of foreign issuers may include both securities of foreign corporations and securities of foreign governments and their political subdivisions.

The Fund may invest in foreign securities directly, or through American Depositary Receipts (“ADRs”) or other forms of depositary receipts, such as Global Depositary Receipts and European Depositary Receipts.  Depositary receipts are typically issued by a U.S. or foreign bank or trust company and evidence ownership of underlying securities issued by a foreign corporation.  Investments in these types of securities, as well as securities of issuers that have significant operations or assets outside of the U.S., involve certain inherent risks generally associated with investments in foreign securities, including the following:

Political and Economic Factors.  Individual foreign economies of certain countries may differ favorably or unfavorably from the United States economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, diversification and balance of payments position.  The internal politics of certain foreign countries may not be as stable as that of the United States.  Governments in certain foreign countries also continue to participate to a significant degree, through ownership interest or regulation, in their respective economies.  Action by these governments could include restrictions on foreign investment, nationalization, expropriation of goods or imposition of taxes, and could have a significant adverse effect on market prices of securities and payment of interest.  The economies of many foreign countries are heavily dependent upon international trade and are accordingly affected by the trade policies and economic conditions of their trading partners.  Enactment by these trading partners of protectionist trade legislation, or economic recessions or slow downs of those partners, could have a significant adverse effect upon the securities markets of such countries.

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Currency Fluctuations.  A change in the value of any foreign currency against the U.S. dollar will result in a corresponding change in the U.S. dollar value of securities held by the Fund, denominated in that currency.  Such changes will also affect the Fund to the extent it is invested in ADRs comprised of foreign securities.

Taxes.  The interest and dividends payable on certain foreign securities, including those comprising an ADR, may be subject to foreign withholding taxes, thus reducing the net amount of income to be paid to the Fund that may ultimately be available for distribution to the Fund’s shareholders.

Securities Subject to Reorganization

The Fund may invest in both debt and equity securities for which a tender or exchange offer has been made or announced and in securities of companies for which a merger, consolidation, liquidation or reorganization proposal has been announced if, in the judgment of the Fund’s portfolio manager, there is a reasonable prospect of capital appreciation significantly greater than the brokerage and other transaction expenses involved.   Since such investments are ordinarily short-term in nature, they will tend to increase the turnover ratio of the Fund, thereby increasing its brokerage and other transaction expenses.

Debt Securities

The Fund may invest in debt securities, including those convertible into common stocks.  Debt purchased by the Fund, will consist of obligations of medium-grade or higher, having at least adequate capacity to pay interest and repay principal.  Non-convertible debt obligations will be rated BBB or higher by Standard & Poor’s Corporation (“S&P”), or Baa or higher by Moody’s Investors Service, Inc. (“Moody’s”).  Convertible debt obligations will be rated B or higher by S&P or B or higher by Moody’s.  Securities rated Baa by Moody’s are considered by Moody’s to be medium-grade securities and have adequate capacity to pay principal and interest.  Bonds in the lowest investment grade category (BBB) have speculative characteristics, with changes in the economy or other circumstances more likely to lead to a weakened capacity of the bonds to make principal and interest payments than would occur with bonds rated in higher categories.  Securities rated B are referred to as “high-risk” securities, generally lack characteristics of a desirable investment, and are deemed speculative with respect to the issuer’s capacity to pay interest and repay principal over a long period of time.  See “Appendix” to this Statement of Additional Information for a description of debt security ratings.

Debt Securities Ratings.  The ratings of S&P, Moody’s and other nationally recognized rating agencies represent their opinions as to the quality of debt securities.  It should be emphasized, however, that ratings are general and are not absolute standards of quality, and debt securities with the same maturity, interest rate and rating may have different yields while debt securities of the same maturity and interest rate with different ratings may have the same yield.

The payment of principal and interest on most debt securities purchased by the Fund will depend upon the ability of the issuers to meet their obligations.  An issuer’s obligations under its debt securities are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code, and laws, if any, which may be enacted by federal or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations.  The power or ability of an issuer to meet its obligations for the payment of interest on, and principal of, its debt securities may be materially adversely affected by litigation or other conditions.

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Subsequent to its purchase by the Fund, a rated security may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund.  The managers will consider such an event in determining whether the Fund involved should continue to hold the security.  For a more detailed description of ratings, see the Appendix.

Warrants and Rights

The Fund may invest up to 5% of its net assets in warrants or rights (other than those acquired in units or attached to other securities) which entitle the holder to buy equity securities at a specific price during or at the end of a specific period of time.  The Fund will not invest more than 2% of its total assets in warrants or rights that are not listed on the New York or American Stock Exchange.  For purposes of this investment policy, a warrant is defined as a certificate giving the holder the right to purchase securities at a stipulated price within a specific time limit or perpetually.  Sometimes a warrant is offered with securities as an inducement to buy.  The prices of warrants do not necessarily correlate with the prices of the underlying securities.

Warrants are more speculative than the underlying investment. A warrant ceases to have value if it is not exercised prior to its expiration date.

When Issued, Delayed Delivery Securities and Forward Commitments

The Fund may enter into forward commitments for the purchase or sale of securities, including on a “when issued” or “delayed delivery” basis in excess of customary settlement periods for the type of security involved. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring (i.e., a when, as and if issued security).  When such transactions are negotiated, the price is fixed at the time of the commitment, with payment and delivery taking place in the future, generally a month or more after the date of the commitment.  While the Fund will only enter into a forward commitment with the intention of actually acquiring the security, the Fund may sell the security before the settlement date if it is deemed advisable.

These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.  If the other party to a delayed-delivery transaction fails to deliver or pay for the securities, the fund could miss a favorable price or yield opportunity or suffer a loss.

Borrowing

The Fund may not borrow money except as permitted by the 1940 Act.  Under the 1940 Act, a fund may borrow money from a bank for any purpose up to 33 1/3 % of its total assets.  To limit the risks attendant to borrowing, the Fund is required under the 1940 Act to maintain at all times an asset coverage of 300% of the amount of its borrowings.  To the extent the Fund borrows money, positive or negative performance by the Fund’s investments may be magnified.  Any gain in the value of securities purchased with borrowed money that exceeds the interest paid on the amount borrowed would cause the net asset value of the Fund’s shares to increase more rapidly than otherwise would be the case.  Conversely, any decline in the value of securities purchased would cause the net asset value of the Fund’s shares to decrease more rapidly than otherwise would be the case.  Borrowed money thus creates an opportunity for greater capital gain but at the same time increases exposure to capital risk.  The net cost of any borrowed money would be an expense that otherwise would not be incurred, and this expense could offset or eliminate the Fund’s net investment income in any given period.

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The Fund may mortgage, pledge or hypothecate assets to secure such borrowings.  Pledging or otherwise encumbering Fund assets entails certain risks.  For instance, the Fund could incur costs or encounter delays in recovering the assets pledged or, in the event of the insolvency of the pledgee, the Fund might not be able to recover some or all of the pledged assets.

Loans of Portfolio Securities

To increase income, the Fund may lend its portfolio securities to securities broker-dealers or financial institutions if (1) the loan is collateralized in accordance with applicable regulatory requirements, (2) the loan is subject to termination by the Fund at any time, (3) the Fund receives reasonable interest or fee payments on the loan, (4) the Fund is able to exercise all voting rights with respect to the loaned securities and (5) the loan will not cause the value of all loaned securities to exceed 33% of the value of the Fund’s assets.

U.S. Government Securities

The U.S. government securities in which the Fund may invest include direct obligations of the U.S. Treasury, such as Treasury bills, notes and bonds, and obligations issued or guaranteed by U.S. government agencies and instrumentalities, including securities that are supported by the full faith and credit of the United States, such as Government National Mortgage Association (“GNMA”) certificates, securities that are supported by the right of the issuer to borrow from the U.S. Treasury, such as securities of the Federal Home Loan Banks, and securities supported solely by the creditworthiness of the issuer, such as Federal National Mortgage Association (“FNMA”) and Federal Home Loan Mortgage Corporation (“FHLMC”) securities.

The Fund may invest in mortgage-backed securities issued or guaranteed by GNMA, FNMA or FHLMC and representing undivided ownership interests in pools of mortgages.  The mortgages backing these securities include, among others, conventional 30-year fixed-rate mortgages, 15-year fixed-rate mortgages, graduated payment mortgages and adjustable rate mortgages.  The U.S. government or the issuing agency guarantees the payment of the interest on and principal of these securities.  The guarantees do not extend to the securities’ yield or value, however, which are likely to vary inversely with fluctuations in interest rates, and, the guarantees do not extend to the yield or value of the Fund’s shares.  These securities are in most cases “pass-through” instruments, through which the holders receive a share of all interest and principal payments from the mortgages underlying the securities, net of certain fees.  The principal amounts of such underlying mortgages generally may be prepaid in whole or in part by the mortgagees at any time without penalty and the prepayment characteristics of the underlying mortgages may vary.  During periods of declining interest rates, prepayment of mortgages underlying mortgage-backed securities can be expected to accelerate.  When the mortgage obligations are prepaid, the Fund will reinvest the prepaid amounts in other income producing securities, the yields of which will reflect interest rates prevailing at the time.  Accelerated prepayments adversely affect yields for pass-through securities purchased at a premium and may involve additional risk of loss of principal because the premium may not have been fully amortized at the time the obligation is repaid.  The opposite is true for pass-through securities purchased at a discount.

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Trinidad and Tobago Unit Trust Corporation

The Unit Trust Corporation was created by the Unit Trust Corporation of Trinidad and Tobago Act, 1981 (Republic of Trinidad and Tobago Act No. 26 of 1981).  The Unit Trust Corporation’s main office is located in the City of Port-of-Spain, Trinidad.  The Unit Trust Corporation is an entity whose purpose is to provide financial services such as investment vehicles, asset management, credit cards, and foreign exchange services to the citizens of Trinidad and Tobago.  The affairs of the Unit Trust Corporation are managed by a separate and distinct board of directors.

The Schemes of the Unit Trust Corporation are investment companies as defined under the 1940 Act managed by the Unit Trust Corporation.  The assets of the Schemes of the Unit Trust Corporation are predominantly invested in equity securities of Trinidad and Tobago corporations, and in fixed income securities of those corporations, as well as in Trinidad and Tobago government securities.  The financial records of the Unit Trust Corporation are examined and audited by the Auditor General of Trinidad and Tobago. The financial statements and records of the Unit Trust Corporation are prepared in accordance with International Financial Reporting Standards and are reported in Trinidad and Tobago dollars.

The 1940 Act limits the extent to which the Fund may purchase equity securities of the Schemes of the Unit Trust Corporation or any other investment companies.  No more than 10% of the Fund’s total assets may be used to purchase securities of other investment companies.  The Fund will not purchase more than 3% of the total outstanding voting stock of an investment company nor purchase securities of an investment company having an aggregate value in excess of 5% of the value of the total assets of the Fund.  As of December 31, 2014, the Fund had no investments in the Unit Trust Corporation.

Temporary Investments

Under normal market conditions, the Fund may have money received from the purchase of Fund shares, or money received on the sale of other portfolio securities for which suitable investments consistent with the Fund’s investment objectives are not immediately available.  In that case, the Fund may have such monies invested in cash or cash equivalents.  In addition, the Fund is permitted, but does not normally intend to maintain all or a portion of its assets in cash or cash equivalents for temporary defensive purposes during abnormal market conditions.  To earn income on this portion of the Fund’s assets, the Fund may invest in “money market instruments,” a term that includes, among other things, U.S. government obligations, cash, bank obligations, commercial paper, variable amount master demand notes and corporate bonds with remaining maturities of thirteen months or less.  These investments are also used to help meet anticipated redemption requests or if other suitable securities are unavailable.  The Fund may reduce its holdings in equity and other securities and may invest in certain short-term (less than twelve months to maturity) and medium-term (not greater than five years to maturity) debt securities and in cash (U.S. dollars, foreign currencies, or multicurrency units) for temporary defensive purposes, during periods in which the managers believe changes in economic, financial or political conditions make it advisable.

Bank obligations include bankers’ acceptances, negotiable certificates of deposit and non-negotiable time deposits, including U.S. dollar-denominated instruments issued or supported by the credit of U.S. or foreign banks or savings institutions. Investments in money market obligations of foreign banks or foreign branches of U.S. banks entail risks that are different from those of investments in domestic obligations of U.S. banks due to differences in political, regulatory and economic systems and conditions.  Investments by the Fund in the obligations of foreign banks and foreign branches of U.S. banks will not exceed 10% of the Fund’s total assets at the time of purchase.  The Fund may also make interest-bearing savings deposits in commercial and savings banks in amounts not in excess of 10% of its net assets.

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Investments by the Fund in commercial paper will consist of issues rated at the time A-1 and/or P-1 by S&P, Moody’s or similar rating by another nationally recognized rating agency.  In addition, the Fund may acquire unrated commercial paper and corporate bonds that are determined by the portfolio manager at the time of purchase to be of comparable quality to rated instruments that may be acquired by the Fund as previously described.

The Fund may also purchase variable amount master demand notes which are unsecured instruments that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate.  Although the notes are not normally traded and there may be no secondary market in the notes, the Fund may demand payment of the principal of the instrument at any time.  The notes are not typically rated by credit rating agencies, but issuers of variable amount master demand notes must satisfy the same criteria as set forth above for issuers of commercial paper.  If an issuer of a variable amount master demand note defaulted on its payment obligation, the Fund might be unable to dispose of the note because of the absence of a secondary market and might, for this or other reasons, suffer a loss to the extent of the default.  The Fund invests in variable amount master demand notes only when the portfolio manager deems the investment to involve minimal credit risk.

Portfolio Turnover

Portfolio securities may be sold without regard to the length of time they have been held when, in the opinion of the portfolio manager, investment considerations warrant such action.  The portfolio turnover rate is calculated by dividing (1) the lesser of purchases or sales of portfolio securities for the fiscal year by (2) the monthly average of the value of portfolio securities owned during the fiscal year.  A 100% turnover rate would occur if all the securities in the portfolio, with the exception of securities whose maturities at the time of acquisition were one year or less, were sold and either repurchased or replaced within one year.  A high rate of portfolio turnover (100% or more) generally leads to higher transaction costs and may result in a greater number of taxable transactions.  The portfolio turnover rates for the fiscal years 2014 and 2013 were as follows:

	2014	2013
Portfolio Turnover Rate	4.79%	93.29%

The portfolio turnover rate decreased from 93.29% for the fiscal year ended 2013 to 4.79% for the fiscal year ended 2014 because a rebalancing of the Fund was undertaken during fiscal year ended 2013 which lead to a reduction in portfolio turnover in fiscal year ended 2014.

Disclosure of Portfolio Holdings

The Fund maintains written policies and procedures regarding the disclosure of its portfolio holdings to ensure that disclosure of information about portfolio securities is in the best interests of the Fund’s shareholders.  The Fund is required by the SEC to file its complete portfolio holdings schedule with the SEC on a quarterly basis.  This schedule is filed with the Fund’s annual and semi-annual reports on Form N-CSR for the second and fourth fiscal quarters and on Form N-Q for the first and third quarters.  The portfolio holdings information provided in these reports is as of the end of the quarter in question.  Form N-CSR must be filed with the SEC no later than ten (10) calendar days after the Fund transmits its annual or semi-annual report to its shareholders.  Form N-Q must be filed with the SEC no later than sixty (60) calendar days after the end of the applicable quarter.

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The Fund’s service providers which have contracted to provide services to the Fund, including, for example, the Fund’s custodian, the Fund’s servicing accountant and the Fund’s administrator, and which require portfolio holdings information in order to perform those services may receive Fund holdings information prior to and more frequently than the public disclosure of such information (“non-standard disclosure”).  Non-standard disclosure of portfolio holdings information may also be provided to entities that provide a service to the Fund’s investment adviser, provided that the service is related to the investment advisory services that the adviser provides to the Fund, and to a third-party when the Fund has a legitimate business purpose for doing so.  Specifically, the determination was made that the types of organizations listed below provide investors with a valuable service and therefore, it is in the best interests of the Fund’s shareholders to disclose the Fund’s portfolio holdings:

•	to the Fund’s auditors for use in providing audit opinions;

•	to financial printers for the purpose of preparing Fund regulatory filings;

•	for the purpose of due diligence regarding a merger or acquisition;

•	to rating agencies for use in developing a rating for the Fund;

•	to service providers, such as proxy voting services providers and portfolio-management database providers in connection with their providing services benefiting the Fund; and

•	for purposes of effecting in-kind redemptions of securities to facilitate orderly redemption of portfolio assets and minimal impact on remaining Fund shareholders.

Other than the non-standard disclosure discussed above, if a third-party requests specific, current information regarding the Fund’s portfolio holdings, the Fund will refer the third-party to the latest regulatory filing.

Non-standard disclosure of portfolio holdings may only be made pursuant to a written agreement with a service provider of the Fund that has been approved by the Board of Directors of the Company, or pursuant to a written request for non-standard disclosure.  The President and any Vice President, acting separately or together, may approve a written request for non-standard disclosure, provided that they promptly report any such approval to the Board of Directors of the Company.

It is the Fund’s policy that neither the Fund, the portfolio manager nor any other party shall accept any compensation or other consideration in connection with the disclosure of information about portfolio securities.

DIRECTORS AND OFFICERS

The overall management of the business and affairs of the Company is vested with its Board of Directors.  The Board of Directors approves all significant agreements between the Fund and persons or companies furnishing services to it.  The day-to-day operations of the Company are delegated to its officers, subject to the investment objectives and policies of the Company and to general supervision by the Board of Directors.

The Board of Directors is presently comprised of seven members, four of whom reside outside the United States.  Directors Peter Clarke, Lucille Mair, Ian Chinapoo and L. Dominic Rampersad are residents of the Republic of Trinidad and Tobago.

The Maryland General Corporation Law subjects all directors and officers of the Company to fiduciary duties for the lawful management of the Company’s organization and operation, including federal and state securities laws.  Investors in the Fund may not be able to effect service of process within the United States upon the Company’s nonresident directors and officers for the enforcement of civil liabilities under federal and state securities laws.  The Company has appointed an agent for service of process in the states where the Company has registered its securities for offer and sale.

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The United States and the Republic of Trinidad and Tobago are not parties to a convention governing the mutual recognition and enforcement of foreign money judgments.  Investors in the Fund may not be able to enforce a United States or Trinidad and Tobago court judgment against nonresident directors and officers of the Corporation.

The names of each director and officer of the Company, their business addresses, positions held with registrant, length of term served, principal occupations during the past five years and other directorships held by each director during the past five years are listed in the table below.

Name, Address and Age	Position(s) Held With Fund	Term of Office And Length of Time Served	Principal Occupation(s) During Last Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held (During Past 5 Years) by Director
Non-Interested Persons
Ajata Mediratta Age: 49 c/o Trinidad and Tobago Unit Trust Corporation, 82 Independence Square, Port-of-Spain, Trinidad and Tobago, West Indies	Independent Director	Indefinite, until successor elected; Since December 2008	Senior Managing Director at Greylock Capital, a hedge fund, 2008 to present; Investment Banker at Bear Stearns 2006 to 2008	1	None
Lucille Mair Age: 71 c/o Trinidad and Tobago Unit Trust Corporation, 82 Independence Square, Port-of-Spain, Trinidad and Tobago, West Indies	Independent Director	Indefinite, until successor elected; Since December 2008	Partner, law firm of Mair and Company	1	None
Leon W. Thomas Age: 68 c/o Trinidad and Tobago Unit Trust Corporation, 82 Independence Square, Port-of-Spain, Trinidad and Tobago, West Indies	Independent Director	Indefinite, until successor elected; Since January 2012	Retired, Trust Fund Manager, Bureau of Management for the United National Development Programme (UNDP), 2000 to 2006	1	None

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Name, Address and Age	Position(s) Held With Fund	Term of Office And Length of Time Served	Principal Occupation(s) During Last Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held (During Past 5 Years) by Director
Dionne Hosten Age: 45 c/o Trinidad and Tobago Unit Trust Corporation, 82 Independence Square, Port-of-Spain, Trinidad and Tobago, West Indies	Independent Director	Indefinite, until successor elected; Since January 2012	Vice President Global Talent Management at Ralph Lauren 2015 to present; Director: Technology, Communications & Media (TCM), Marketing, Diversity and Executive Assessment Practices at Spencer Stuart, 2004 to 2014	1	None
Interested Persons
Peter Clarke* Age: 59 c/o Trinidad and Tobago Unit Trust Corporation 82 Independence Square Port-of-Spain, Trinidad and Tobago, West Indies	Chairman, Interested Director	Indefinite, until successor elected; Since January 2012	Financial Consultant, 2006 to present, Retired as Chief Executive Officer of West Indies Stockbrokers Limited (WISE) in 2005	1	Trinidad and Tobago Unit Trust Corporation since 2006

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Name, Address and Age	Position(s) Held With Fund	Term of Office And Length of Time Served	Principal Occupation(s) During Last Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held (During Past 5 Years) by Director
Ian Chinapoo* Age: 40 c/o Trinidad and Tobago Unit Trust Corporation, 82 Independence Square, Port-of-Spain, Trinidad and Tobago, West Indies	Interested Director	Indefinite, until successor elected; Since September 2014
Executive Director, Trinidad & Tobago Unit Trust
Corporation, 2013 to present;

From 2011 to 2013:

1) Managing Director – Corporate Lending & Investment Banking (regional role) and member of
 CIBC FirstCaribbean’s regional Senior Executive Team
2) Managing Director – FirstCaribbean International Bank Trinidad  & Tobago Limited
3) Member of CIBC Global Leadership Team
4) Caribbean Business Lead for
CIBC Wholesale Banking Group
5) Regional Co-Lead for Corporate Credit Enhancement Project (Reduction of Bank’s Portfolio Risk)

From 2010 to 2011:

1) Managing Director – Investment Banking (regional role) and member of CIBC FirstCaribbean’s regional Senior Executive Team.
2) Managing Director – FirstCaribbean International Bank Trinidad & Tobago Limited
3) Member of CIBC Global Leadership Team
4) Caribbean Business Lead for
CIBC Investment Banking Group.

			1	Director, Trinidad and Tobago Unit Trust Corporation since 2013; Chairman, Golf Course Services Limited since 2013; Director, The International School of Port of Spain since 2013

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Name, Address and Age	Position(s) Held With Fund	Term of Office And Length of Time Served	Principal Occupation(s) During Last Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held (During Past 5 Years) by Director
L. Dominic Rampersad* Age: 48 42 Valley View Drive Valley View Maracas, St. Joseph, Trinidad and Tobago, West Indies	Interested Director	Indefinite, until successor elected; Since September 2014	V.P. Finance & IT Secretary Phoenix Park Gas Processors Limited	1	Trinidad and Tobago Unit Trust Corporation since 2014; Petroleum Company of Trinidad and Tobago Petrotrin since 2013; St. Andrew’s Theological College since 2012

* This person is an “interested person” of the Fund as defined in Section 2(a)(19) of the 1940 Act.  This person is a director of the Trinidad and Tobago Unit Trust Corporation – the Fund’s sponsor.

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Name, Address and Age	Position(s) Held With Fund	Term of Office And Length of Time Served	Principal Occupation(s) During Last Five Years
Amoy Van Lowe* Age: 46 c/o Trinidad and Tobago Unit Trust Corporation 82 Independence Square Port-of-Spain, Trinidad and Tobago, West Indies	President and Chief Executive Officer, Interim Treasurer and Chief Financial Officer	Indefinite, until successor elected; Since December 2009, Indefinite, until successor elected; Since June 2013
Vice President Advisory Services, Trinidad and Tobago Unit Trust Corporation, 2013-Present; Officer in Charge Financial Advisory & Wealth Management, Trinidad and Tobago Unit Trust Corporation 2011 to 2013; President UTC Financial Services, USA, Inc., 2009 to Present; Chief Marketing Officer - Marketing & International Business, Trinidad and Tobago Unit Trust Corporation, 2007 to 2011; VP Marketing Ag.,  Telecommunications Services of Trinidad and Tobago TSTT), 2006 to 2007

* This person is an “interested person” of the Fund as defined in Section 2(a)(19) of the Investment Company Act of 1940. This person is an officer of the Fund, the Fund’s investment adviser, and/or the Fund’s distributor, UTC Financial Services USA, Inc.

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Qualification of Directors

The role of an effective director inherently requires certain personal qualities, such as integrity, as well as the ability to comprehend, discuss and critically analyze materials and issues that are presented so that the director may exercise judgment and reach conclusions in fulfilling his or her duties and fiduciary obligations.  The Fund believes that the specific background of each director evidences those abilities and is appropriate to his or her serving on the Fund’s Board of Directors.  Each Director is an experienced businessperson, is familiar with financial statements, and takes a conservative and thoughtful approach to addressing issues facing the Fund.  Further information about each director is set forth in the table above describing the business activities of each director during the past five years.  This combination of skills and attributes led to the conclusion that each of the directors should serve as a Director.

Board Leadership Structure

The Board of Directors has general oversight responsibility with respect to the operation of the Company and the Fund.  The Board has engaged the Fund’s investment adviser to manage the Fund and is responsible for overseeing the adviser and other service providers to the Company and the Fund in accordance with the provisions of the 1940 Act and other applicable laws.  The Board has established an Audit Committee and Nominating Committee to assist the Board in performing its oversight responsibilities.

The Company does not have a lead independent director, but governance guidelines provide that independent Directors will meet in executive session at each Board meeting.  The small size of the Board, consisting of three interested Directors and four independent Directors, facilitates open discussion and significant involvement by all of the Directors without the need for a formal lead independent director.  In addition, the independent Directors have significant input into the Board meetings.  The Directors believe that the use of an interested Chairman balanced by an independent Audit Committee allows the Board to access the expertise necessary to oversee the Fund, identify risks, recognize shareholder concerns and needs and highlight opportunities.  In light of all these factors, the Company has determined that its leadership structure is appropriate.

Board Oversight of Risk

Through its direct oversight role, and indirectly through the Audit Committee, and Fund officers and service providers, the Board of Directors performs a risk oversight function for the Fund.  To effectively perform its risk oversight function, the Board, among other things, performs the following activities: receives and reviews reports related to the performance and operations of the Fund; reviews and approves, as applicable, the compliance policies and procedures of the Fund; approves the Fund’s principal investment policies; meets with representatives of various service providers, including the Fund’s investment adviser and the independent registered public accounting firm of the Fund, to review and discuss the activities of the Fund and to provide direction with respect thereto; and appoints a chief compliance officer of the Fund who oversees the implementation and testing of the Fund’s compliance program and reports to the Board regarding compliance matters for the Fund and their service providers.

The Fund has an Audit Committee consisting solely of independent Directors.  The Audit Committee plays a significant role in the risk oversight of the Fund as it meets annually with the auditors of the Fund and periodically with the Fund’s chief compliance officer.

Not all risks that may affect the Fund can be identified nor can controls be developed to eliminate or mitigate their occurrence or effects. It may not be practical or cost effective to eliminate or mitigate certain risks, the processes and controls employed to address certain risks may be limited in their effectiveness, and some risks are simply beyond the reasonable control of the Fund, the Fund’s investment adviser or other service providers. Moreover, it is necessary to bear certain risks (such as investment-related risks) to achieve the Fund’s goals. As a result of the foregoing and other factors, the Fund’s ability to manage risk is subject to substantial limitations.

Committees

The Board of Directors has two committees, the Audit Committee and Nominating Committee. The members of both committees are comprised of Directors who are not “interested persons.” Currently, Lucille Mair, Ajatta Mediratta, Leon Thomas and Dionne Hosten are the members of the Audit Committee and the Nominating Committee.

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The function of the Audit Committee is to oversee the Fund’s accounting and financial reporting policies and practices, to review the Fund’s audited financial statements, to act as a liaison between the Board of Directors and the Fund’s independent auditors and to recommend selection of an independent auditor to the Board of Directors.  The Audit Committee held two (2) meetings during the fiscal year 2014.

The function of the Nominating Committee is to select and recommend candidates who are not “interested persons” of the Fund for election to the Board of Directors of the Fund.  The Nominating Committee held one (1) meeting during the fiscal year 2014.  The Nominating Committee meets only when necessary to select and recommend candidates who are not “interested persons” of the Fund for election to the Board of Directors of the Fund.  The Nominating Committee has no written charter.

The Nominating Committee will consider nominees recommended in writing by a stockholder (other than stockholder recommendations of himself or herself) to serve as Directors, provided: (i) that the stockholder holds one or more series of the Fund at the time he or she submits such names and is entitled to vote at the meeting of stockholders at which Directors will be elected; and (ii) that the Nominating Committee or the Board of Directors, as applicable, will make the final determination of persons to be nominated.  Stockholder nominees will be evaluated in the same manner as committee nominees are evaluated.

Stockholders wishing to recommend a nominee should send their written recommendation to the chair of the Nominating Committee at an address maintained by the Fund’s investment adviser for this purpose.  This address is: Amoy E. Van Lowe, President of the Fund, c/o Trinidad and Tobago Unit Trust Co., 82 Independence Square Port of Spain, Trinidad and Tobago, West Indies.  The recommendation must contain: (i) the name, address and telephone number of, and number of Fund shares owned by, the stockholder (or group of stockholders), and the related account name, number and broker or account provider name; and (ii) if any such stockholder was not a record owner of the Fund at the time the recommendation was submitted, verification acceptable in form and substance to the Fund of the stockholder’s ownership of the Fund at the time the recommendation was made.

The Board of Directors has no other committees.

Compensation

The Fund pays each director $500 per quarter, regardless of the number of board meetings held and/or attended.  Directors also are reimbursed by the Fund for any expenses incurred in connection with attendance at the meetings.  The table below sets forth the compensation paid by the Fund to each of the Directors of the Fund during the fiscal year ended December 31, 2014.

The Board of Directors is presently comprised of seven members: Lucille Mair, Ajatta Mediratta, Leon Thomas, Dionne Hosten, Peter Clarke, Ian Chinapoo and L. Dominic Rampersad.

COMPENSATION TABLE

Name of Director	Aggregate Compensation From the Fund	Pension or Retirement Benefits Accrued As Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Fund and Fund Complex Paid to Directors
Non-Interested Persons
Ajata Mediratta	$2,000	$0	$0	$2,000
Lucille Mair	$2,000	$0	$0	$2,000
Leon W. Thomas	$2,000	$0	$0	$2,000
Dionne Hosten	$2,000	$0	$0	$2,000
Interested Persons
Peter Clarke*	$0	$0	$0	$0

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Name of Director	Aggregate Compensation From the Fund	Pension or Retirement Benefits Accrued As Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Fund and Fund Complex Paid to Directors
Ian Chinapoo*(1)	$1,000	$0	$0	$0
L. Dominic Rampersad*(1)	$1,000	$0	$0	$1,000

* This person is an “interested person” of the Fund as defined in Section 2(a)(19) of the 1940 Act.  This person is a director of the Trinidad and Tobago Unit Trust Corporation – the Fund’s sponsor.

(1) Messrs. Chinapoo and Rampersad joined the Board of Directors of the Fund upon appointment by the Nominating Committee and the Board of Directors midway through the fiscal year ended December 31, 2014.

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OWNERSHIP OF MANAGEMENT

The following table sets forth the dollar range of shares of the Fund beneficially owned by each director of the Fund as of December 31, 2014, which is also the valuation date:

Name of Director	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Funds Overseen or to be Overseen by Director in Family of Investment Companies
Non-Interested Persons
Ajata Mediratta	None	None
Lucille Mair	None	None
Leon W. Thomas	None	None
Dionne Hosten	None	None
Interested Persons
Peter Clarke*	$1-$10,000	$1-$10,000
Ian Chinapoo*	None	None
L. Dominic Rampersad*	None	None
* This person is an “interested person” of the Fund as defined in Section 2(a)(19) of the 1940 Act.  This person is a director of the Trinidad and Tobago Unit Trust Corporation – the Fund’s sponsor.

The following table sets forth the shares of the Fund’s investment adviser, principal underwriter or person directly or indirectly controlling, controlled by, or under common control with the investment adviser or principal underwriter of the Fund, beneficially owned by each director of the Fund and his or her Immediate Family Members (as defined in 26 U.S.C. § 152) as of December 31, 2014:

Name of Director	Name of Owners and Relationships to Director	Company	Title of Class	Value of Securities	Percent of Class
Non-Interested Persons
Ajata Mediratta	None	None	None	None	None
Lucille Mair	None	None	None	None	None
Leon W. Thomas	None	None	None	None	None
Dionne Hosten	None	None	None	None	None
Interested Persons
Peter Clarke*	None	None	None	None	None
Ian Chinapoo*	None	None	None	None	None
L. Dominic Rampersad*	None	None	None	None	None
* This person is an “interested person” of the Fund as defined in Section 2(a)(19) of the 1940 Act.  This person is a director of the Trinidad and Tobago Unit Trust Corporation – the Fund’s sponsor.

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CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

As of March 31, 2015, the current directors and officers of the Fund as a group owned less than 1% of the Fund’s outstanding shares.

“Principal shareholders” are persons that beneficially or of record own 5% or more of the Fund’s outstanding shares.  A “control person” is one who owns beneficially or through controlled companies more than 25% of the voting securities of a company or acknowledges the existence of control.  Persons controlling the Fund can determine the outcome of any proposal submitted to the shareholders of the Fund for approval, including changes to the Fund’s fundamental policies or the terms of the management agreement with the Adviser.  As of March 31, 2015, the following is the principal shareholder and control person of the Fund:

Name and Address	Shares	% Ownership	Type of Ownership
Trinidad & Tobago Unit Trust Co. UTC Financial Centre 82 Independence Square Port of Spain Trinidad & Tobago, W.I.	2,277,212	65.24%	Record

FUND MANAGER AND ADMINISTRATOR

Fund Manager

Subject to supervision by the Board of Directors (the “Board”), investment management services are provided to the Fund by UTC Fund Services, Inc. (the “Manager”) pursuant to an investment management agreement executed by the Fund on February 26, 2009, and effective March 1, 2009 (“Management Contract”).  The Manager began managing the Fund’s assets on March 1, 2009.

The Manager is a Delaware limited liability company organized on December 8, 1997, and has been registered as an investment adviser with the SEC since February 26, 2009.  The Manager is a wholly owned subsidiary of the Trinidad and Tobago Unit Trust Corporation (“Unit Trust Corporation”), a quasi-governmental entity which was created by the Unit Trust Corporation of Trinidad and Tobago Act, 1981 (Republic of Trinidad and Tobago Act No. 26 of 1981).  The principal executive office of Unit Trust Corporation is located at the same address as the Manager.  The Fund is currently the only asset pool managed by the Manager.  As of December 31, 2014, the Manager’s parent, Unit Trust Corporation, had approximately $3.2 billion (U.S. dollars) (based on the last available information) in assets under management.

Under the Management Contract, the Manager provides a continuous investment program for the Fund and makes decisions and places orders to buy, sell or hold particular securities and futures.  The Manager also supervises all matters relating to the operation of the Fund and provides clerical staff, office space, equipment and services.  As compensation for its services, the Manager receives a fee at the annual rate of the greater of $50,000 or 0.75% of the portion of the daily net assets not exceeding $10 million; 0.50% of the portion of the daily net assets exceeding $10 million but not exceeding $20 million; and 0.25% of the portion of the daily net assets exceeding $20 million.  The following tables indicate the advisory fees that the Fund paid during the last three fiscal year ends:

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For Fiscal Year Ended:	Paid to UTC Fund Services, Inc.
December 31, 2014	$167,379
December 31, 2013	$158,110
December 31, 2012	$152,060

Under the Management Contract, the Manager will not be liable to the Fund for any error of judgment by the Manager or any loss sustained by the Fund except in the case of a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damages will be limited as provided in the 1940 Act) or of willful misfeasance, bad faith, gross negligence or reckless disregard of duty.

The Management Contract shall be specifically approved at least annually (i) by a majority vote of the independent directors cast in person at a meeting called for the purpose of voting on such approval, and (ii) by the Board or by vote of a majority of the outstanding voting securities of the Fund.  The Management Contract will remain in effect until terminated by either party.  The Management Contract is terminable by vote of the Board or by the holders of a majority of the outstanding voting securities of the Fund at any time without penalty, on 30 days’ written notice to the Manager.  The Management Contract also may be terminated by the Manager on 30 days’ written notice to the Fund.  The Management Contract terminates automatically upon its assignment (as defined in the 1940 Act).

Portfolio Managers

The Manager manages the Fund’s assets using a team specialized in managing international portfolios.  Sekou Mark serves as President of the Manager and has oversight responsibility for the Fund.  Desmond Edwards is responsible for investment strategy formulation and execution of the Fund.  Deyson Scott is responsible for the day-to-day management of the Fund’s assets.

Other than the Fund, each of Mr. Edwards and Mr. Scott are responsible for the day-to-day management of three pooled investment vehicles with combined assets under management of $898 million  (the pooled investment vehicles do not have performance-based fees).  They are not responsible for the day-to-day management of any other accounts.  Mr. Mark is not responsible for the day-to-day management of any other accounts other than the Fund.

The Manager has developed policies and procedures reasonably designed to mitigate conflicts when portfolio managers are responsible for managing accounts other than the Fund.  In particular, the Manager has adopted policies designed to ensure the fair allocation of securities purchased on an aggregated basis.

The portfolio managers are compensated in various forms.  The following table outlines the forms of compensation paid to the portfolio managers as of December 31, 2014.

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Name of Portfolio Manager	Form of Compensation	Source of Compensation	Method Used to Determine Compensation (Including Any Differences in Method Between Account Types)

Desmond Edwards	Salary	Trinidad & Tobago Unit Trust Corporation
Desmond Edwards receives a fixed monthly salary from the Corporation.  The Corporation reviews the salaries of its entire staff intermittently and makes adjustments based on the cost of living, the job scope and industry comparisons.  His salary will not be based on the performance of the Fund or the value of the assets held in the Fund’s portfolio.

	Pension	Trinidad & Tobago Unit Trust Corporation	Desmond Edwards is required to contribute 5% of his pre-tax salary to the Corporation’s internally managed pension plan. The Corporation matches his contribution in the plan.
	Bonus	Trinidad & Tobago Unit Trust Corporation
As part of Desmond Edward’s compensation, he may receive a discretionary bonus.  Bonuses are based on the achievement of the strategic and financial objectives of the Corporation and the performance appraisals of its employees.  The performance appraisals assess the fulfillment of financial, customer, process and learning goals set by the employees in collaboration with their supervisors at the start of the calendar year.  The goals identified for Desmond Edwards may be linked directly or indirectly to the performance of the Fund.  The Board of Directors of the Corporation determines the amount of the bonus.

Deyson Scott	Salary	Trinidad & Tobago Unit Trust Corporation
Deyson Scott receives a fixed monthly salary from the Corporation.  The Corporation reviews the salaries of its entire staff intermittently and makes adjustments based on the cost of living, the job scope and industry comparisons.  His salary will not be based on the performance of the Fund or the value of the assets held in the Fund’s portfolio.

	Pension	Trinidad & Tobago Unit Trust Corporation	Deyson Scott is required to contribute 5% of his pre-tax salary to the Corporation’s internally managed pension plan. The Corporation matches his contribution in the plan.

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Name of Portfolio Manager	Form of Compensation	Source of Compensation	Method Used to Determine Compensation (Including Any Differences in Method Between Account Types)

Bonus	Trinidad & Tobago Unit Trust Corporation
As part of Deyson Scott’s compensation, he may receive a discretionary bonus.  Bonuses are based on the achievement of the strategic and financial objectives of the Corporation and the performance appraisals of its employees.  The performance appraisals assess the fulfillment of financial, customer, process and learning goals set by the employees in collaboration with their supervisors at the start of the calendar year.  The goals identified for Deyson Scott may be linked directly or indirectly to the performance of the Fund.  The Board of Directors of the Corporation determines the amount of the bonus.

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The dollar range of shares of the Fund beneficially owned by each portfolio manager is set forth below as of December 31, 2014.

Name	Dollar Range of Equity Securities in the Fund
Desmond Edwards	None

Deyson Scott	None

Administrator

U.S. Bancorp Fund Services, LLC (the “Administrator”) located at 615 East Michigan Street, Milwaukee, Wisconsin, 53202, serves as administrator and transfer agent (the “Transfer Agent”) to the Fund pursuant to an agreement with the Fund (the “Administrative Services Agreement”).  Pursuant to the Administrative Services Agreement, subject to the overall authority of the Board in accordance with Maryland law, the Administrator assists in the Fund’s administration and operation, including, but not limited to, the preparation of statistical and research data, data processing services, preparation of management reports for performance and compliance, as well as preparation and maintenance of the Fund’s operating expense budget.  Over the last three fiscal years, the Fund paid the following amounts in administrative fees:

For Fiscal Year Ended:
December 31, 2014	$60,692
December 31, 2013	$57,960
December 31, 2012	$55,746

Custodian

U.S. Bank N. A., 1555 N. River Center Drive, Suite 302, Milwaukee, Wisconsin, 53212, serves as custodian for the Fund.  As such, U.S. Bank holds all securities and cash of the Fund, delivers and receives payment for securities sold, receives and pays for securities purchased, collects income from investments and performs other duties, all as directed by officers of the Company.  U.S. Bank does not exercise any supervisory function over the management of the Fund, the purchase and sale of securities or the payment of distributions to shareholders.

CODE OF ETHICS

The Company and the Fund’s distributor have adopted a joint code of ethics pursuant to Rule 17j-1 under the 1940 Act.  Also, the Manager has adopted a code of ethics pursuant to Rule 17j-1 under the 1940 Act.  The codes of ethics permit personnel subject thereto to invest in securities, including securities that may be purchased or held by the Fund.  The codes of ethics prohibit, among other things, persons subject thereto from purchasing or selling securities if they know at the time of such purchase or sale that the security is being considered for purchase or sale by the Fund or is being purchased or sold by the Fund.

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PROXY VOTING POLICY

The Fund votes proxies in accordance with the Manager’s proxy voting policy.  The Manager generally votes as management recommends with respect to corporate governance issues and compensation plans, and, on social or corporate responsibility issues, the Manager votes in a manner that the Manager believes will be most likely to increase the value of the security.  Where the Fund’s share holdings represent a very small percentage of total outstanding shares of an issuer, the Manager may determine that voting the proxies would not materially benefit the Fund or its shareholders and may elect not to vote the proxies to save time and expense.

In the event that a vote presents a conflict of interest between the interests of the Fund and the Manager, the Manager will disclose the conflict to the Board and utilize the services of outside third party professionals (such as Institutional Shareholder Services) to assist the Manager with the voting based on the best interest of the Fund and its shareholders.  In the event an outside third party professional is not available, the Manager will seek advice from the Board with respect to voting the securities.  Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, 2014 is available, without charge, upon request, by calling (800) 368-3322 (for U.S. residents) or 1-868-624-8648 (for non-U.S. residents), and on the SEC’s website at http://www.sec.gov.

DISTRIBUTOR, DISTRIBUTION PLAN AND SERVICE FEES

Distributor

UTC Financial Services USA, Inc. (formerly known as Chaconia Financial Services, Inc.) (the “Distributor”), an affiliate of the Trinidad and Tobago Unit Trust Corporation, is the distributor in the United States for shares of the Fund pursuant to a Distribution Agreement (the “Agreement”) dated November 8, 2002, between the Company and the Distributor.  The Agreement is re-approved annually by the Board.  The Distributor is a broker-dealer and a member of the Financial Industry Regulatory Authority (successor to the National Association of Securities Dealers, Inc. since July 24, 2002).  Shares of the Fund are offered on a continuous basis.  The Agreement provides that the Distributor, as agent in connection with the distribution of shares of the Fund, will use its best efforts to distribute such shares.  The Distributor’s address is UTC Financial Services USA, Inc., c/o Trinidad and Tobago Unit Trust Corporation, UTC Financial Centre, 82 Independence Square, Port-of-Spain, Trinidad.

Distribution Plan

The Company has adopted a Distribution Plan applicable to the Fund under Section 12(b) and Rule 12b-1 of the 1940 Act.  The Distribution Plan was adopted in anticipation that the Fund will benefit from the Distribution Plan through increased sales of Shares, thereby reducing the Fund’s expense ratio and providing the Manager with an asset size that allows greater flexibility in management.  Pursuant to the Plan, registered broker-dealers and others (“Qualified Recipients”) that have rendered distribution assistance (whether direct, administrative or both) and that enter into written agreements with the Fund may receive fees for expenses incurred not to exceed 0.50% for the Fund.  In addition, the Fund will purchase advertising, sales literature, other promotional material and marketing services.

Qualified Recipients include the Trinidad & Tobago Unit Trust Co.  The Trinidad & Tobago Unit Trust Co. holds shares of the Fund in an omnibus account on behalf of its clients, and it receives payments under the Plan for the distribution and service activities that it provides to its clients, including advertising, sales literature, other promotional material and marketing services for such clients.

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The Fund will pay the Distributor and Qualified Recipients, during a fiscal year of the Fund, an aggregate amount of up to 0.50 of 1% on an annual basis of the Fund’s average daily net assets, paid quarterly, subject to compliance with guidelines adopted from time to time by the Board.

The aggregate amount paid by the Fund for the fiscal year ended December 31, 2014 was as follows:
Gross 12b-1 Fees	$184,758

SHAREHOLDER SERVICING FEE

The Fund has entered into a General Service Agreement with The Trinidad and Tobago Unit Trust Corporation pursuant to which the Unit Trust Corporation provides certain shareholder services and maintenance of shareholder accounts for the Fund’s shareholders located in Trinidad and Tobago.  As compensation for its services, the Unit Trust Corporation receives a service fee of 0.25% of the Fund’s average daily net assets, paid quarterly.

DETERMINATION OF NET ASSET VALUE

The net asset value (or price) per share of the Fund’s shares will fluctuate and normally is determined as of the close of trading on the New York Stock Exchange (the “Exchange”) (currently 4 p.m. Eastern time) each business day.  The Exchange annually announces the days on which it will not be open for trading. The most recent announcement indicates that it will not be, open on the following days: New Years Day, Martin Luther King, Jr. Day, Washington’s Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. However, the Exchange may close on days not included in that announcement.

The net asset value (or price) per share is computed by dividing the total value of the securities held by the Fund plus any cash or other assets (including interest and dividends accrued but not yet received) minus all liabilities (including accrued expenses) by the total number of the Fund’s shares outstanding at such time.  The Fund values its assets based on their current market value when market quotations are readily available. If such value cannot be established, assets are valued at fair value as determined in good faith by or under the direction of the Board.

Securities for which the primary market is the National Association of Securities Dealer’s Automated Quotation System (“NASDAQ”) are valued at the NASDAQ Official Closing Price.  Securities for which market quotations are not readily available are valued at fair market value as determined in good faith under procedures established by the Board.  Short-term debt securities that mature in more than 60 days are valued at current market quotations.  Short-term debt securities which mature in 60 days or less are valued at amortized cost if their term to maturity from the date of purchase was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if their term to maturity from the date of purchase exceeded 60 days, unless the Board determines that such valuation does not represent fair value.

Following the calculation of security values in terms of currency in which the market quotation used is expressed (“local currency”), the valuing agent shall calculate these values in terms of United States dollars on the basis of the conversion of the local currencies (if other than U.S.) into United States dollars at the rates of exchange prevailing at the value time as determined by the valuing agent.  The value of other property owned by the Fund shall be determined in a manner that, in the discretion of the valuing agent of the Fund, most fairly reflects fair market value of the property on such date.

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Trading in securities on European securities exchanges and over-the-counter markets is normally completed well before the close of business on each business day in New York (i.e., a day on which the Exchange is open). In addition, European securities trading generally or in a particular country or countries may not take place on all business days in New York. Furthermore, trading takes place in various foreign markets on days which are not business days in New York and on which the Fund’s net asset value is not calculated.  The Fund calculates its net asset value per share and, therefore, effects sales, redemptions and repurchases of its shares, as of the close of the Exchange once on each day on which the Exchange is open. Such calculation does not take place contemporaneously with the determination of the prices of the majority of the portfolio securities used in such calculation. If events materially affecting the value of such securities occur between the time when their price is determined and the time when the Fund’s net asset value is calculated, such securities will be valued at fair value as determined in good faith according to procedures adopted by the Board.

The net asset value per share is computed by dividing the value of the securities held by the Fund plus any cash or other assets (including interest and dividends accrued but not yet received) minus all liabilities (including accrued expenses) by the total number of interests in the portfolio or Fund outstanding at such time, as shown below:

Net Assets	=	Net Asset Value per share
Shares Outstanding

PURCHASE AND REDEMPTION OF SHARES

The procedure for purchasing shares of the Fund is summarized in the prospectus under “How do You Purchase Shares of the Fund?” and the procedure for redemption of shares is summarized in the prospectus under “How do You Sell Shares of the Fund?”  Investors may now elect to purchase shares through the continuing automatic investment plan as described in the prospectus.

The Fund will redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value during any 90-day period for any one shareholder.  The Fund reserves the right to pay other redemptions, either total or partial, by a distribution in kind of readily marketable securities (instead of cash) from the Fund’s portfolio.  The securities distributed in such a distribution would be valued at the same amount as that assigned to them in calculating the net asset value for the shares being redeemed.  If a shareholder receives a distribution in kind, he or she should expect to incur transaction costs when he or she converts the securities to cash.

It is important that the Fund maintain a correct address for each investor.  An incorrect address may cause an investor’s account statements and other mailings to be returned to the Fund.  Upon receiving returned mail, the Fund will attempt to locate the investor or rightful owner of the account.  If the Fund is unable to locate the investor, then it will determine whether the investor’s account has been legally abandoned.  The Fund is legally obligated to escheat (or transfer) abandoned property to the appropriate state’s unclaimed property administrator in accordance with statutory requirements.  The investor’s last known address of record determines which state has jurisdiction.

PORTFOLIO TRANSACTIONS AND BROKERAGE

The Management Contract states that in connection with its duties to arrange for the purchase and the sale of securities and futures held in the portfolio of the Fund by placing purchase and sale orders for the Fund, the Manager shall select such registered broker-dealers (“brokers”) as shall, in its judgment, achieve the policy of “best execution,” (i.e., prompt and efficient execution at the most favorable securities price).  In making such selection, the Manager is authorized in the Management Contract to consider the reliability, integrity and financial condition of the brokers.  The Manager is also authorized by the Management Contract to consider whether the brokers provide brokerage and/or research services to the Fund and/or other accounts of the Manager.  The aggregate amount of brokerage commissions paid by the Fund during the fiscal years 2014, 2013 and 2012 were $632, $28,903 and $23,654, respectively.

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The Management Contract states that the commissions paid to brokers may be higher than other brokers would have charged if a good faith determination is made by the Manager that the commission is reasonable in relation to the services provided, viewed in terms of either that particular transaction on the Manager’s overall responsibilities as to the accounts as to which it exercises investment discretion and that the Manager shall use its judgment in determining that the amount of commissions paid are reasonable in relation to the value of brokerage and research services provided and need not place or attempt to place a specific dollar value on such services or on the portion of commission rates reflecting such services.  The Management Contract provides that to demonstrate that such determinations were in good faith, and to show the overall reasonableness of commissions paid, the Manager shall be prepared to show that commissions paid (i) were for purposes contemplated by the Management Contract; (ii) were for products or services which provide lawful and appropriate assistance to its decision making process; and (iii) were within a reasonable range as compared to the rates charged by brokers to other institutional investors as such rates may become known from available information.

The research services discussed above may be in written form or through direct contact with individuals and may include information as to particular companies and securities as well as market, economic or institutional areas and information assisting the Fund in the valuation of its investments.  The research that the Manager receives for brokerage commissions, whether or not useful to the Fund, may be useful to it in managing the accounts of its other advisory clients. Similarly, the research received for the commissions of such accounts may be useful to the Fund.

The debt securities which will be the principal component of the Fund’s portfolio are generally traded on a “net” basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer.  Money market instruments usually trade on a “net” basis as well.  On occasion, certain money market instruments may be purchased by the Fund directly from an issuer in which case no commissions or discounts are paid.  In underwritten offerings, securities are purchased at a fixed price that includes an amount of compensation to the underwriter, generally referred to as the underwriter’s concession or discount.

Brokerage commissions in Trinidad and Tobago, as in the U.S., are negotiable.  Trinidad and Tobago brokers, which act as agent, and dealers, which act as principal, are subject to government regulation if they deal with public investors.

DIVIDENDS, DISTRIBUTIONS AND TAXES

Dividends and Distributions

Each dividend and capital gains distribution, if any, declared by the Fund on its outstanding shares will, unless the shareholder elects otherwise, be paid on the payment date fixed by the Board in additional shares of the Fund having an aggregate net asset value as to the ex-dividend date of such dividend or distribution equal to the cash amount of such distribution.  An election to receive dividends and distributions may be changed by notifying the Fund in writing at any time prior to the record date for a particular dividend or distribution.  There are no sales or other charges in connection with the reinvestment of dividends and capital gains distributions.  There is no fixed dividend rate, and there can be no assurance that the Fund will pay any dividends or realize any capital gains.  However, the Fund currently intends to pay dividends and capital gains distributions, if any, on an annual basis.

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Taxes

The Fund will endeavor to qualify annually for and elect tax treatment applicable to a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, (the “Code”).  The Fund has so qualified in each of its fiscal years.  If the Fund fails to qualify as a regulated investment company under Subchapter M in any fiscal year, it will be treated as a corporation for federal income tax purposes.  As such, the Fund would be required to pay income taxes on its net investment income and net realized capital gains, if any, at the rates generally applicable to corporations.  Shareholders of the Fund would not be liable for income tax on the Fund’s net investment income or net realized capital gains in their individual capacities if the Fund did not qualify as a regulated investment company under Subchapter M.  Distributions to shareholders, whether from the Fund’s net investment income or net realized capital gain, would be treated as taxable dividends to the extent of accumulated earnings and profits of the Fund.  The Fund had no net capital loss carryforwards.  All capital loss carryforwards accumulated in prior years have been used to offset gains.

The Fund intends to distribute at least 90% of its net investment income and net capital gains each fiscal year.  Dividends from the Fund’s net investment income, including short-term capital gains, are taxable to shareholders as ordinary income (although a portion of such dividends may be taxable to investors at the lower rate applicable to dividend income), while distributions from the Fund’s net realized long-term capital gains are taxable as long-term capital gains regardless of the shareholder’s holding period for the shares.  Such dividends and distributions are taxable to shareholders, whether received in cash or additional shares of the Fund.  A portion of the income distributions of the Fund may be eligible for the 70% dividends-received deduction for domestic corporate shareholders.

Any dividend or capital gains distribution paid shortly after a purchase of shares of the Fund will have the effect of reducing the per share net asset value of such shares by the amount of the dividend or distribution.  Furthermore, if the net asset value of the shares immediately after a dividend or distribution is less than the cost of such shares to the shareholder, the dividend or distribution will be taxable to the shareholder even though it results in a return of capital to him.

Redemptions of shares will generally result in a capital gain or loss for income tax purposes.  Such capital gain or loss will be long term or short term, depending upon the holding period.  However, if a loss is realized on shares held for six months or less, and the shareholder received a capital gain distribution during that period, then such loss is treated as a long-term capital loss to the extent of the capital gain distribution received.

The Fund may be required to withhold Federal income tax at a rate of 28% (“backup withholding”) from dividend payments and redemption proceeds if a shareholder does not provide a correct social security number or other tax identification number and does not certify under penalty of perjury that such number is correct and that he is not subject to backup withholding.

The Transfer Agent is required to send shareholders and the Internal Revenue Service an annual statement detailing federal tax information, including information about dividends and distributions (both taxable and tax-exempt) paid to shareholders during the preceding year.  This statement should be kept as a permanent record.  A fee may be charged for any duplicate information requested.

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Beginning with the 2012 calendar year, in addition to reporting gross proceeds from redemptions, exchanges or other sales of mutual fund shares, federal law requires mutual funds, such as the Fund, to report to the IRS and shareholders the “cost basis” of shares acquired by shareholders on or after January 1, 2012 (“covered shares”) that are redeemed, exchanged or otherwise sold on or after such date. These requirements generally do not apply to investments through a tax−deferred arrangement or to certain types of entities (such as C corporations). S corporations, however, are not exempt from these new rules.

Please note that if a shareholder is a C corporation, unless the shareholder has previously notified the Fund in writing that it is a C corporation, the shareholder must complete a new Form W−9 exemption certificate informing the Fund of such C corporation status or the Fund will be obligated to presume that the shareholder is an S corporation and to report the cost basis of covered shares that are redeemed, exchanged or otherwise sold after January 1, 2012 to the IRS and to the shareholder pursuant to these rules. Also, if a shareholder holds Fund shares through a broker (or another nominee), the shareholder should contact that broker (nominee) with respect to the reporting of cost basis and available elections for the shareholder’s account.

If a shareholder holds Fund shares directly, the shareholder may request that the shareholder’s cost basis be calculated and reported using any one of a number of IRS−approved alternative methods. A shareholder should contact the Fund to make, revoke or change the shareholder’s election. If a shareholder does not affirmatively elect a cost basis method, the Fund will use the average cost basis method as its default method for determining the shareholder’s cost basis.

Shareholders should note that they will continue to be responsible for calculating and reporting the cost basis, as well as any corresponding gains or losses, of Fund shares that were purchased prior to January 1, 2012 that are subsequently redeemed, exchanged or sold. Shareholders are encouraged to consult with their tax advisors regarding the application of the new cost basis reporting rules to them and, in particular, which cost basis calculation method they should elect. In addition, because the Fund is not required to, and in many cases does not possess the information to, take into account all possible basis, holding period or other adjustments into account in reporting cost basis information to shareholders, shareholders also should carefully review the cost basis information provided to them by the Fund and make any additional basis, holding period or other adjustments that are required when reporting these amounts on their federal income tax return.

This section is not intended to be a complete discussion of present or proposed federal income tax laws and the effect of such laws on an investor.  Investors may also be subject to state and local taxes.  Investors are urged to consult with their respective advisers for a complete review of the tax ramifications of an investment in a Fund.

ANTI-MONEY LAUNDERING PROGRAM

The Fund has established an Anti-Money Laundering Compliance Program (the “Program”) as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (“USA PATRIOT Act”).  To ensure compliance with this law, the Fund’s Program provides for the development of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program and an independent audit function to determine the effectiveness of the Program.

Procedures to implement the Program include, but are not limited to, determining that the Fund’s Transfer Agent has established proper anti-money laundering procedures, reporting suspicious and/or fraudulent activity and a complete and thorough review of all new opening account applications.  The Fund will not transact business with any person or entity whose identity cannot be adequately verified under the provisions of the USA PATRIOT Act.

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As a result of the Program, the Fund may be required to “freeze” the account of a shareholder if the shareholder appears to be involved in suspicious activity or if certain account information matches information on government lists of known terrorists or other suspicious persons, or the Fund may be required to transfer the account or proceeds of the account to a governmental agency.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Fund’s independent registered public accounting firm, Cohen Fund Audit Services, Ltd., 1350 Euclid Avenue, Suite 800, Cleveland, Ohio 44115, audits the Fund’s annual financial statements, reviews the Fund’s federal income tax returns, and may perform other professional accounting, auditing, tax and related services when engaged to do so by the Fund.  Shareholders will receive annual audited financial statements and semiannual unaudited financial statements.

FINANCIAL STATEMENTS

The financial statements for the Fund for the period January 1, 2014 through December 31, 2014 are incorporated herein by reference from the Fund’s Annual Report, as filed with the SEC on March 11, 2015.  A copy of the Annual Report for the Fund may be obtained without charge by contacting the Fund at the address located on the front of this SAI or by calling 1-800-368-3322 (for U.S. residents) or 1-868-624-8648 (for non-U.S. residents).

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APPENDIX

DESCRIPTION OF SECURITIES RATINGS

S&P’s Debt Ratings.  A S&P corporate or municipal debt rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation.  It takes into consideration the creditworthiness of guarantors, insurers or other forms of credit enhancement on the obligation.

The debt rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

The ratings are based on current information furnished by the issuer or obtained by S&P from other sources it considers reliable.  S&P does not perform any audit in connection with any rating and may, on occasion, rely on unaudited financial information.  The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or for other circumstances.

The ratings are based, in varying degrees, on the following considerations:

I.	Likelihood of default - capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation.
II.	Nature of and provisions of the obligation.
III.	Protection afforded by, and relative position of the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

The issue ratings definitions are expressed in terms of default risk.  As such they pertain to senior obligations of such entity.  Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy.

AAA - Debt rated AAA has the highest rating assigned by S&P.  Capacity to pay interest and repay principal is extremely strong.

AA - Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

A - Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in the higher rated categories.

BBB - Debt rated BBB has an adequate capacity to pay interest and repay principal.  Whereas such debt normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB, B, CCC, CC - Debt rated BB, B, CCC or CC is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation.  BB indicates the lowest degree of speculation and CC the highest degree of speculation.  While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

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Plus (+) or Minus (-): The ratings from “AA” to “CCC” may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Moody’s Bond Ratings.  Moody’s ratings are opinions, not recommendations to buy or sell, and their accuracy is not guaranteed.

Aaa - Bonds which are rated Aaa are judged to be the best quality.  They carry the smallest degree of investment risk and are generally referred to as “gilt edged.” Interest payments are protected by a large, or by an exceptionally stable margin and principal is secure.  While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds which are Aa are judged to be of high quality by all standards.  Together with the Aaa group they comprise what are generally known as high-grade bonds.  They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations.  Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa - Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured).  Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time.  Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured.  Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future.  Uncertainty of position characterizes bonds in this class.

B - Bonds which are rated B generally lack characteristics of the desirable investment.  Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa - Bonds which are rated Caa are of poor standing.  Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree.  Such issues are often in default or have other marked shortcomings.

Moody’s applies numerical modifiers 1, 2 and 3 in each of the foregoing generic rating classifications.  The modifier 1 indicates that the company ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the company ranks in the lower end of its generic rating category.

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S&P’s Commercial Paper Ratings.  A S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market.  Ratings are graded into several categories, ranging from A-1 for the highest quality obligations to D for the lowest.  These categories are as follows:

A-1.  This highest category indicates that the degree of safety regarding timely payment is strong.  Those issuers determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2.  Capacity for timely payment on issues with this designation is satisfactory.  However the relative degree of safety is not as high as for issuers designated “A-1”.

A-3.  Issues carrying this designation have adequate capacity for timely payment.  They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying a higher designation.

Moody’s Short-Term Debt Ratings.  Moody’s short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations which have an original maturity not exceeding one year.  Obligations relying upon support mechanisms such as letters-of-credit and bonds of indemnity are excluded unless explicitly rated.

Moody’s employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

Prime-1.  Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations.  Prime-1 repayment ability will often be evidenced by many of the following characteristics:

•	Leading market positions in well-established industries.
•	High rates of return on funds employed.
•	Conservative capitalization structure with moderate reliance on debt and ample asset protection.
•	Broad margins in earnings coverage of fixed financial charges and high internal cash generation.
•	Well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2.  Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations.  This will normally be evidenced by many of the characteristics cited above but to a lesser degree.  Earnings trends and coverage ratios, while sound, may be more subject to variation.  Capitalization characteristics, while still appropriate, may be more affected by external conditions.  Ample alternate liquidity is maintained.

Prime-3.  Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations.  The effect of industry characteristics and market compositions may be more pronounced.  Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage.  Adequate alternate liquidity is maintained.

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Moody’s Preferred Stock Ratings.

aaa.  An issue which is rated aaa is considered to be a top-quality preferred stock.  This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

aa.  An issue which is rated aa is considered a high-grade preferred stock.  This rating indicates that there is reasonable assurance that earnings and asset protection will remain relatively well maintained in the foreseeable future.

a.  An issue which is rated a is considered to be an upper medium grade preferred stock.  While risks are judged to be somewhat greater than in the aaa and aa classifications, earnings and asset protection are nevertheless expected to be maintained at adequate levels.

baa.  An issue which is rated baa is considered to be medium grade, neither highly protected nor poorly secured.  Earnings and asset protection appear adequate at present, but may be questionable over great length of time.

ba.  An issue which is rated ba is considered to have speculative elements and its future cannot be considered well assured.  Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

b.  An issue which is rated b generally lacks the characteristics of a desirable investment.  Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

caa.  An issue which is rated caa is likely to be in arrears on dividend payments.  This rating designation does not purport to indicate the future status of payment.

ca.  An issue which is rated ca is speculative in a high degree and is likely to be in arrears on dividends with the little likelihood of eventual payment.

c.  This is the lowest rated class of preferred or preference stock.  Issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody’s may apply numerical modifiers 1, 2 and 3 in each rating classification from “aa” through “b” in its preferred stock rating system.  The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

S&P’s Preferred Stock Ratings.

AAA.  This is the highest rating that may be assigned by S&P to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations.

AA.  A preferred stock issue rated AA also qualifies as a high quality fixed income security.  The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated AAA.

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A.  An issue rated A is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the adverse effect of changes in circumstances and economic conditions.

BBB.  An issue rated BBB is regarded as backed by an adequate capacity to pay the preferred stock obligations. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for a preferred stock in this category than for issues in the A category.

BB, B, CCC.  Preferred stock rated BB, B and CCC are regarded on balance as predominantly speculative with respect to the issuer’s capacity to pay preferred stock obligations. BB indicates the lowest degree of speculation and CCC the highest degree of speculation. While such issues will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

CC.  The rating CC is reserved for a preferred stock in arrears on dividends or sinking Equity Fund payments but that is a nonpaying issue with the issuer in default on debt instruments.

The ratings from “AA” to “B” may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

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